                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                   FORM N-CSRS

Investment Company Act file number 811-5385

                           SCUDDER VALUE SERIES, INC.
                    ----------------------------------------
               (Exact Name of Registrant as Specified in Charter)

                  222 South Riverside Plaza, Chicago, IL 60606
                  --------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

        Registrant's Telephone Number, including Area Code: (617) 295-2663
                                                            --------------

                               Salvatore Schiavone
                             Two International Place
                           Boston, Massachusetts 02110
                     ---------------------------------------
                     (Name and Address of Agent for Service)

Date of fiscal year end:        11/30

Date of reporting period:       5/31/2004

ITEM 1.  REPORT TO STOCKHOLDERS

[Scudder Investments logo]

Scudder Large Cap Value Fund

Semiannual Report to Shareholders

May 31, 2004

Contents

<Click Here> Performance Summary

<Click Here> Portfolio Management Review

<Click Here> Portfolio Summary

<Click Here> Investment Portfolio

<Click Here> Financial Statements

<Click Here> Financial Highlights

<Click Here> Notes to Financial Statements

<Click Here> Account Management Resources

<Click Here> Privacy Statement

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the fund. Please read the prospectus carefully before you invest.

Investments in mutual funds involve risk. Some funds have more risk than others. This fund is subject to stock market risk. It focuses its investments on certain economic sectors, thereby increasing its vulnerability to any single economic, political or regulatory development. This may result in greater share price volatility. Please read this fund's prospectus for specific details regarding its investments and risk profile.

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc., Deutsche Asset Management Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.

Fund shares are not FDIC-insured and are not deposits or other obligations of, or guaranteed by, any bank. Fund shares involve investment risk, including possible loss of principal.

Performance Summary May 31, 2004

All performance shown is historical, assumes reinvestment of all dividends and capital gains, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit scudder.com for the product's most recent month-end performance.

The maximum sales charge for Class A shares is 5.75%. For Class B shares, the maximum contingent deferred sales charge (CDSC) is 4% within the first year after purchase, declining to 0% after six years. Class C shares have no adjustment for front-end sales charges but redemptions within one year of purchase may be subject to a CDSC of 1%. Unadjusted returns do not reflect sales charges and would have been lower if they had. Class I and Class R shares are not subject to sales charges.

Returns and rankings during all periods shown for Class A, B and C and for the 5- and 10-year periods for Class R reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

Returns shown for Class B and C shares prior to September 11, 1995 and Class R shares prior to October 1, 2003 are derived from the historical performance of Class A shares of the Scudder Large Cap Value Fund during such periods and have been adjusted to reflect the higher gross total annual operating expenses of each specific class. Any difference in expenses will affect performance.

Average Annual Total Returns (Unadjusted for Sales Charge) as of 5/31/04
Scudder Large Cap Value Fund	6-Month++	1-Year	3-Year	5-Year	10-Year
Class A	7.07%	20.41%	3.98%	1.63%	11.55%
Class B	6.66%	19.52%	3.16%	.80%	10.59%
Class C	6.64%	19.52%	3.16%	.82%	10.54%
Class R	6.95%	19.96%	3.50%	1.14%	10.99%
Russell 1000 Value Index+	7.80%	19.82%	1.41%	1.98%	12.11%
S&P 500 Index++	6.79%	18.33%	-2.14%	-1.52%	11.34%

Scudder Large Cap Value Fund	6-Month++	1-Year	3-Year	Life of Class*
Class I	7.20%	20.86%	4.41%	7.16%
Russell 1000 Value Index+	7.80%	19.82%	1.41%	2.94%
S&P 500 Index++	6.79%	18.33%	-2.14%	-4.31%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

++ Total returns shown for periods less than one year are not annualized.
* Class I shares commenced operations on June 1, 2000. Index returns begin May 31, 2000.

Net Asset Value and Distribution Information
	Class A	Class B	Class C	Class I	Class R
Net Asset Value: 5/31/04	$ 21.22	$ 21.21	$ 21.20	$ 21.25	$ 21.23
11/30/03	$ 19.93	$ 19.91	$ 19.91	$ 19.98	$ 19.92
Distribution Information: Six Months: Income Dividends as of 5/31/04	$ .12	$ .03	$ .03	$ .16	$ .06

Class A Lipper Rankings - Large-Cap Value Funds Category as of 5/31/04
Period	Rank		Number of Funds Tracked	Percentile Ranking
1-Year	58	of	410	15
3-Year	8	of	315	3
5-Year	71	of	226	32
10-Year	15	of	84	18

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return unadjusted for sales charges with distributions reinvested. If sales charges had been included, rankings might have been less favorable. Rankings are for Class A shares; other share classes may vary.

Class A Morningstar Rankings - Large Value Funds Category as of 5/31/04
Period	Rank		Number of Funds Tracked	Percentile Ranking
1-Year	220	of	964	24
3-Year	40	of	716	6
5-Year	219	of	530	42
10-Year	41	of	201	20

Source: Morningstar, Inc. Rankings are historical and do not guarantee future results. Rankings are for Class A shares; other share classes may vary.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)
[] Scudder Large Cap Value Fund - Class A [] Russell 1000 Value Index+ [] S&P 500 Index++

Yearly periods ended May 31

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425.

Comparative Results (Adjusted for Maximum Sales Charge) as of 5/31/04
Scudder Large Cap Value Fund		1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$11,349	$10,597	$10,221	$28,108
	Average annual total return	13.49%	1.95%	.44%	10.89%
Class B	Growth of $10,000	$11,652	$10,777	$10,315	$27,359
	Average annual total return	16.52%	2.52%	.62%	10.59%
Class C	Growth of $10,000	$11,952	$10,978	$10,417	$27,238
	Average annual total return	19.52%	3.16%	.82%	10.54%
Class R	Growth of $10,000	$11,996	$11,088	$10,585	$28,378
	Average annual total return	19.96%	3.50%	1.14%	10.99%
Russell 1000 Value Index+	Growth of $10,000	$11,982	$10,428	$11,028	$31,359
	Average annual total return	19.82%	1.41%	1.98%	12.11%
S&P 500 Index++	Growth of $10,000	$11,833	$9,372	$9,262	$29,263
	Average annual total return	18.33%	-2.14%	-1.52%	11.34%

The growth of $10,000 is cumulative.

Comparative Results (Adjusted for Maximum Sales Charge) as of 5/31/04
Scudder Large Cap Value Fund		1-Year	3-Year	Life of Class*
Class I	Growth of $10,000	$12,086	$11,383	$13,175
	Average annual total return	20.86%	4.41%	7.16%
Russell 1000 Value Index+	Growth of $10,000	$11,982	$10,428	$11,229
	Average annual total return	19.82%	1.41%	2.94%
S&P 500 Index++	Growth of $10,000	$11,833	$9,372	$8,383
	Average annual total return	18.33%	-2.14%	-4.31%

The growth of $10,000 is cumulative.

* Class I shares commenced operations on June 1, 2000. Index returns begin May 31, 2000.
+ The Russell 1000 Value Index is an unmanaged index that consists of those stocks in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values.
++ The Standard & Poor's (S&P) 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.
Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Portfolio Management Review

In the following interview, Lead Portfolio Manager Thomas Sassi addresses the economy, the management team's approach and the resulting performance of Scudder Large Cap Value Fund for the six-month period December 1, 2003 through May 31, 2004.

On April 1, 2004, Scudder Contrarian Fund was renamed Scudder Large Cap Value Fund.

Effective July 31, 2004, Frederick Gaskin, a portfolio manager of the fund, will be replaced by Steve Scrudato.

Q: Before we discuss the fund's performance, will you explain the reasons behind the fund's recent name change? Were there any other changes to the fund?

A: On April 1, 2004, the fund's name was changed from Scudder Contrarian Fund to Scudder Large Cap Value Fund. The purpose behind this change was to better reflect the fund's primary investment in large-company value stocks. No changes were made to our contrarian investment discipline.

There was, however, a modification made to the fund's investment policy. In normal circumstances, the fund may now invest at least 80% (versus 65% previously) of net assets plus the amount of any borrowings for investment purposes in common stocks or other equity securities of large US companies that are similar in size to companies within the Russell 1000 Value Index.1 It's important to note that while we previously had the flexibility to invest a lesser amount of assets in equities, we have historically kept more than 80% of the portfolio invested in equities - typically in excess of 90% of net assets. This modification, therefore, has not changed how we run the fund.

1 The Russell 1000 Value Index is an unmanaged index that consists of those stocks in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values. Returns reflect the reinvestment of all distributions. It is not possible to invest directly in an index.

Q: You mentioned there was no change to your investment process. Will you explain how you employ your contrarian process?

A: Through rigorous fundamental analysis, we seek stocks with characteristics that are consistent with our contrarian investment philosophy. That is, we look for high-quality companies that have fallen out of favor with the market, for one reason or another, and are trading at below-market valuations.

We screen a universe of potential "value" investments to find stocks with low price-to-earnings ratios (P/E), low price-to-book ratios and above-market dividend yields. After narrowing the field, we analyze individual candidates and construct a portfolio that will be diversified across many market sectors and industries.

We are active managers. We do not choose stocks simply because they are components of the benchmark, the Russell 1000 Value Index. We believe strongly in the efficacy of our analytical approach to stock selection. So, while many of our holdings are shared by the benchmark index, the portfolio's weightings (the amount of assets we hold) in those stocks and within various market sectors often will be quite different from those of the index.

Most important, we are consistent in our approach. We do not sway from our contrarian value strategy for the short-term gains that could come from stocks that don't fit our investment criteria. This strategy has been successful for us in the past and we believe that it should benefit Scudder Large Cap Value Fund shareholders in the future. Of course, past performance is never a guarantee of future results.

Q: How would you characterize the market environment during the period?

A: The six-month period was a mixed one for the stock market. In December and January, market performance was strong as the economy posted strong growth, corporate earnings rose substantially, interest rates and inflation remained low, and the weak US dollar buoyed the success of many large multinational companies.

From late January through the period's end in May, the market became quite volatile and rotational as investors reacted to events in Iraq and other geopolitical concerns. At home, energy prices rose. Rising and waning fears of inflation and concerns that the Federal Reserve Board would soon increase interest rates also had an impact on investors. After particularly strong gross domestic product growth in late 2003, more muted growth in 2004 disappointed and raised the question of how much longevity there was to the economic expansion. The impact of all these events caused sharp movements in the market, with investors rotating between defensive stocks and stocks of more economically sensitive companies.

Q: How did this changing backdrop affect the fund's performance?

A: The fund performed well in December and January as the market favored more economically sensitive, cyclical stocks. While we keep the fund well-diversified across industries, the portfolio was slightly tilted to areas that we thought would be the early beneficiaries of an economic recovery - including industrial and materials stocks and some information technology issues. In late January through the end of the period, the market consolidated and moved into a tight trading range - meaning there were few areas of the market that enjoyed strong gains or, on the other hand, suffered deep losses. This was because investors vacillated among stocks and sectors throughout most of this period.

During the period, the fund kept pace with the market and its peers but slightly trailed its value benchmark. For the six months ended May 31, 2004, Scudder Large Cap Value Fund Class A shares gained 7.07% (unadjusted for sales charges, which if included, would have reduced performance), versus the 6.79% return of the Standard & Poor's 500 (S&P 500),2 and the 7.03% average return of the fund's peers in the Lipper Large Value Funds category.3 Nevertheless, fund performance trailed the fund's benchmark, the Russell 1000 Value Index, which rose 7.80%. This fund has several share classes. (Please see pages 4 through 7 for performance of other share classes and more complete performance information.)

2 The Standard & Poor's (S&P) 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Index returns represent the reinvestment of all distributions. It is not possible to invest directly in an index.
3 The Lipper Large Value Funds category is a group of mutual funds that invest at least 75% of their assets in stocks with lower forecasted growth values than the overall market. Category returns represent the reinvestment of all distributions. It is not possible to invest directly in a category.

While we seek to outperform the market and our benchmarks, we won't - and we didn't this period - sacrifice our investment discipline in search of short-term gains. We believe that the fund's portfolio of high-quality stocks4 with an average dividend above the market and lower P/E provides the best opportunity to add value for shareholders over the long term.

4 We define "high-quality" as those stocks that are rated "A" by Standard & Poor's, Inc.

Q: Which sectors and stocks added most to performance?

A: The fund's performance - relative to its Russell 1000 Value Index benchmark - was helped by its positions in consumer discretionary, consumer staples and industrial stocks.

Consumer discretionary stocks:

We held an underweight position in this sector, which helped relative performance as investors moved away from these typically economically sensitive stocks. Additionally, the stocks we did hold performed well. Sherwin-Williams Co., a producer and retailer of paints and finishes, benefited from the strong housing market and its line of new products, which boosted revenues, earnings expectations and its stock price. Limited Brands - a group of retailers, which includes Victoria's Secret - met earnings expectations, authorized a $1 billion stock repurchase and provided positive earnings guidance for the remainder of 2004.

Consumer staples stocks:

The fund's underweight position in consumer staples also helped relative performance. Additionally, gains by the fund's holdings in ConAgra Foods, Inc. and Sara Lee Corp., among others, contributed to returns. ConAgra Foods, Inc. is one of the largest packaged foods companies in the world. The company's stock benefited from an increase in revenues and a successful operational cost cutting program. Sara Lee Corp., a global manufacturer of consumer products, enjoyed particularly strong gains. Nearly every segment of this broadly diversified conglomerate experienced solid growth. And while the cost of raw materials/ingredients rose in the period, the firm's profits still surged. As a multinational company, it also benefited from a positive currency effect.

Industrial stocks:

The fund benefited from its overweight position in the industrial sector. There were also several issues that posted solid gains throughout the full six-month period. Honeywell International, Inc. and Textron Inc. are both broadly diversified conglomerates. Both companies are leaders within the defense industry and benefited from increased defense spending and an overall increase in capital spending in corporate America. Earnings for both companies grew and supported their rising stock prices. Another strong performer was W.W. Grainger, Inc., a supplier of tools and facilities maintenance products throughout North America. We added Grainger in the period because it met our investment criteria, we liked its management team and the fundamentals of the company, and it was trading at a discount to the market. It, like many other industrial stocks, had been suffering from the weak economy of the past several years. However, while its stock price had languished due to economic concerns, it continued to deliver solid revenues. Grainger has made strong gains since our purchase, and we believe there is more room for it to grow.

Q: What detracted from performance?

A: The fund's technology and energy stocks were the primary detractors from relative performance.

Information Technology stocks:

As discussed previously, we tilted the portfolio in favor of areas of the market we believed would benefit from an improving economy. Technology was one of those areas. After the sector's robust performance in late 2003 and early 2004, investors began to exit technology names in order to preserve their gains. This hurt the fund. Additionally, fears of inflation and rising interest rates caused the sector to struggle. We have maintained an overweight position in technology, which is approximately 15% of the fund's portfolio versus 7% of the Russell 1000 Value Index benchmark, because we see more growth potential.

Semiconductor giant Intel Corp. and communications equipment firm Nokia Oyj declined fairly substantially in the period. After posting stellar gains in 2003 and meeting earnings expectations in the first quarter of 2004, Intel's stock declined when company management tempered guidance for the firm's near-term revenue. While we were disappointed in the decline, we've held on to the fund's position. We don't believe there are any fundamental issues with the company and view this as only a temporary setback. Nokia also lost ground as the company surprised Wall Street by posting lower-than-anticipated earnings. Like the situation with Intel, we view this as a temporary setback. In fact, we added to the fund's position on the stock's recent weakness. We like the firm's strong cash flows and are excited about some of the new innovative products it will be rolling out in the future.

Energy stocks:

The fund's underweight in energy stocks also hurt relative performance as large integrated oil stocks posted strong gains. While the fund had exposure to ExxonMobil Corp., ConocoPhillips and BP PLC, we did not own enough of those stocks to benefit meaningfully from the rally. Our decision to underweight the fund in energy was twofold. First, crude oil prices have been at extremely high levels that we don't believe are sustainable for the long term. While they may not fall dramatically in the near term, when they do begin to decline, we believe the stock prices of energy companies will decline as well. Also, while we benefited from owning ExxonMobil Corp., which rallied strongly in the period, we lost ground to the Russell 1000 Value benchmark because we held a much smaller position - about 2.6% of the fund versus more than 5% of the benchmark. Our underweight was a result of our investment discipline. We work to keep holdings well under 5% of the portfolio's net assets so as not to assume too much individual stock-specific risk.

Q: Do you have any other comments for shareholders?

A: As always, we are grateful for the opportunity to help our shareholders pursue their long-term financial objectives through active management and, above all, an unwavering commitment to the contrarian investment philosophy. We believe that our disciplined investment approach - one that seeks quality companies with above-market earnings growth and dividend yields, and below-market P/Es - can help us achieve favorable relative returns over time.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time based on market and other conditions and should not be construed as a recommendation.

Portfolio Summary May 31, 2004

Asset Allocation	5/31/04	11/30/03

Common Stocks	95%	92%
Cash Equivalents	5%	8%
	100%	100%

Sector Diversification (Excludes Cash Equivalents)	5/31/04	11/30/03

Financials	31%	32%
Information Technology	16%	13%
Health Care	15%	15%
Industrials	10%	11%
Consumer Staples	7%	5%
Energy	7%	7%
Materials	7%	8%
Consumer Discretionary	6%	7%
Telecommunication Services	1%	2%
	100%	100%

Asset allocation and sector diversification are subject to change.

Ten Largest Equity Holdings at May 31, 2004 (25.6% of Portfolio)
1. Citigroup, Inc. Provider of diversified financial services	2.9%
2. Bank of America Corp. Provider of commercial banking services	2.7%
3. General Electric Co. Industrial conglomerate	2.7%
4. J.P. Morgan Chase & Co. Provider of global financial services	2.7%
5. PNC Financial Services Group Provider of commercial banking services	2.6%
6. ExxonMobil Corp. Explorer and provider of oil and gas	2.5%
7. Intel Corp. Designer, manufacturer and seller of computer components and related products	2.5%
8. Bristol-Meyers Squibb Co. Producer of diversified pharmaceuticals and consumer products	2.4%
9. Limited Brands Operator of women's apparel stores	2.3%
10. Baxter International, Inc. Manufacturer and distributor of hospital and laboratory products and services	2.3%

Portfolio holdings are subject to change.

For more complete details about the Fund's investment portfolio, see page 18. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Fund as of month end is available upon request on the 16th of the following month. Please see the Account Management Resources section for contact information.

Investment Portfolio as of May 31, 2004 (Unaudited)

	Shares	Value ($)

Common Stocks 95.I%
Consumer Discretionary 5.8%
Hotels, Restaurants & Leisure 0.9%
McDonald's Corp.	109,100	2,880,240
Multiline Retail 1.3%
Family Dollar Stores, Inc.	63,000	1,975,680
Federated Department Stores, Inc.	33,200	1,583,972
The May Department Stores Co.	26,600	762,356
		4,322,008
Specialty Retail 3.6%
Limited Brands	390,900	7,544,370
Sherwin-Williams Co.	100,200	3,937,860
		11,482,230
Consumer Staples 6.7%
Food Products 4.7%
ConAgra Foods, Inc.	183,400	5,157,208
General Mills, Inc.	96,600	4,448,430
Sara Lee Corp.	237,300	5,434,170
		15,039,808
Household Products 2.0%
Colgate-Palmolive Co.	58,800	3,363,360
Kimberly-Clark Corp.	49,300	3,248,870
		6,612,230
Energy 6.7%
Oil & Gas
BP PLC (ADR)	62,114	3,292,042
ChevronTexaco Corp.	42,500	3,842,000
ConocoPhillips	50,900	3,732,497
ExxonMobil Corp.	187,500	8,109,375
Royal Dutch Petroleum Co. (NY shares)	47,800	2,394,302
		21,370,216
Financials 29.5%
Banks 16.7%
AmSouth Bancorp.	245,100	6,245,148
Bank of America Corp.	105,284	8,752,259
BB&T Corp.	138,400	5,214,912
First Horizon National Corp.	53,900	2,510,123
National City Corp.	142,400	5,053,776
PNC Financial Services Group	151,900	8,386,399
SunTrust Banks, Inc.	55,600	3,618,448
US Bancorp.	253,700	7,128,970
Wachovia Corp.	143,500	6,774,635
		53,684,670
Capital Markets 6.4%
Bear Stearns Companies, Inc.	45,300	3,672,018
J.P. Morgan Chase & Co.	231,800	8,539,512
Merrill Lynch & Co., Inc.	102,900	5,844,720
Morgan Stanley	47,400	2,536,374
		20,592,624
Diversified Financial Services 2.9%
Citigroup, Inc.	199,200	9,248,856
Insurance 1.5%
Allstate Corp.	43,100	1,895,538
American International Group, Inc.	41,800	3,063,940
		4,959,478
Thrifts & Mortgage Finance 2.0%
Fannie Mae	51,800	3,506,860
Freddie Mac	50,000	2,919,500
		6,426,360
Health Care 13.8%
Health Care Equipment & Supplies 2.4%
Baxter International, Inc.	239,300	7,523,592
Hospira, Inc.*	13,390	343,319
		7,866,911
Pharmaceuticals 11.4%
Abbott Laboratories	133,900	5,518,019
Bristol-Myers Squibb Co.	300,400	7,591,108
Johnson & Johnson	134,200	7,476,282
Merck & Co., Inc.	117,400	5,553,020
Pfizer, Inc.	161,100	5,693,274
Wyeth	129,900	4,676,400
		36,508,103
Industrials 9.5%
Aerospace & Defense 2.3%
Honeywell International, Inc.	178,300	6,008,710
United Technologies Corp.	18,200	1,539,902
		7,548,612
Commercial Services & Supplies 1.8%
Avery Dennison Corp.	62,700	3,701,808
Pitney Bowes, Inc.	46,000	2,039,180
		5,740,988
Electrical Equipment 1.0%
Emerson Electric Co.	51,300	3,062,610
Industrial Conglomerates 4.1%
General Electric Co.	275,600	8,576,672
Textron, Inc.	82,100	4,486,765
		13,063,437
Trading Companies & Distributors 0.3%
W.W. Grainger, Inc.	19,700	1,072,665
Information Technology 15.2%
Communications Equipment 1.4%
Nokia Oyj (ADR)	334,100	4,590,534
Computers & Peripherals 3.8%
Hewlett-Packard Co.	234,063	4,971,498
International Business Machines Corp.	80,300	7,113,777
		12,085,275
Electronic Equipment & Instruments 1.9%
Waters Corp.*	133,300	6,142,464
IT Consulting & Services 2.2%
Automatic Data Processing, Inc.	155,500	6,908,865
Semiconductors & Semiconductor Equipment 4.5%
Applied Materials, Inc.*	244,700	4,884,212
Intel Corp.	278,400	7,948,320
Texas Instruments, Inc.	67,300	1,757,203
		14,589,735
Software 1.4%
Microsoft Corp.	170,000	4,479,500
Materials 6.4%
Chemicals 2.7%
Air Products & Chemicals, Inc.	103,000	5,146,910
Dow Chemical Co.	47,600	1,899,240
E.I. du Pont de Nemours & Co.	36,700	1,585,440
		8,631,590
Containers & Packaging 1.9%
Sonoco Products Co.	245,000	6,100,500
Metals & Mining 1.8%
Alcoa, Inc.	184,100	5,762,330
Telecommunication Services 1.2%
Diversified Telecommunication Services
SBC Communications, Inc.	162,600	3,853,620
Utilities 0.3%
Electric Utilities
Southern Co.	30,000	867,600
Total Common Stocks (Cost $274,957,551)		305,494,059

Cash Equivalents 4.9%
Scudder Cash Management QP Trust, 1.12% (b) (Cost $15,881,748)	15,881,748	15,881,748
Total Investment Portfolio - 100.0% (Cost $290,839,299) (a)		321,375,807

* Non-income producing security.
(a) The cost for federal income tax purposes was $293,572,713. At May 31, 2004, net unrealized appreciation for all securities based on tax cost was $27,803,094. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $33,364,592 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $5,561,498.
(b) Scudder Cash Management QP Trust is also managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of May 31, 2004 (Unaudited)
Assets
Investments: Investments in securities, at value (cost $274,957,551)	$ 305,494,059
Investment in Scudder Cash Management QP Trust (cost $15,881,748)	15,881,748
Total investments in securities, at value (cost $290,839,299)	321,375,807
Dividends receivable	616,331
Interest receivable	21,136
Receivable for Fund shares sold	741,282
Other assets	33,101
Total assets	322,787,657
Liabilities
Payable for investments purchased	417,038
Payable for Fund shares redeemed	484,312
Accrued management fee	165,400
Other accrued expenses and payables	163,896
Total liabilities	1,230,646
Net assets, at value	$ 321,557,011
Net Assets
Net assets consist of: Undistributed net investment income	816,707
Net unrealized appreciation (depreciation) on investments	30,536,508
Accumulated net realized gain (loss)	(30,928,710)
Paid-in capital	321,132,506
Net assets, at value	$ 321,557,011

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of May 31, 2004 (Unaudited) (continued)
Net Asset Value
Class A Net Asset Value and redemption price per share ($226,268,353 / 10,664,140 shares of capital stock outstanding, $.01 par value, 320,000,000 shares authorized)	$ 21.22
Maximum offering price per share (100 / 94.25 of $21.22)	$ 22.51
Class B
Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($52,199,059 / 2,461,098 shares of capital stock outstanding, $.01 par value, 320,000,000 shares authorized)
$ 21.21
Class C
Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($34,174,311 / 1,611,622 shares of capital stock outstanding, $.01 par value, 80,000,000 shares authorized)
$ 21.20
Class I Net Asset Value, offering and redemption price per share ($8,447,097 / 397,423 shares of capital stock outstanding, $.01 par value, 80,000,000 shares authorized)	$ 21.25
Class R Net Asset Value, offering and redemption price per share ($468,191 / 22,054 shares of capital stock outstanding, $.01 par value, 100,000,000 shares authorized)	$ 21.23

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the six months ended May 31, 2004 (Unaudited)
Investment Income
Dividends (net of foreign taxes withheld of $16,101)	$ 3,364,728
Interest - Scudder Cash Management QP Trust	143,542
Total Income	3,508,270
Expenses: Management fee	1,083,354
Distribution service fees	660,541
Services to shareholders	342,800
Custodian fee	9,134
Auditing	18,883
Legal	3,987
Directors' fees and expenses	8,408
Reports to shareholders	12,444
Registration fees	22,626
Other	5,417
Total expenses before reductions	2,167,594
Expense reductions	(114,800)
Total expenses after expense reductions	2,052,794
Net investment income (loss)	1,455,476
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from investments	8,764,504
Net unrealized appreciation (depreciation) during the period on investments	6,508,736
Net gain (loss) on investment transactions	15,273,240
Net increase (decrease) in net assets resulting from operations	$ 16,728,716

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended May 31, 2004 (Unaudited)	Year Ended November 30, 2003
Operations: Net investment income (loss)	$ 1,455,476	$ 2,244,497
Net realized gain (loss) on investment transactions	8,764,504	(5,077,375)
Net unrealized appreciation (depreciation) on investment transactions during the period	6,508,736	33,768,342
Net increase (decrease) in net assets resulting from operations	16,728,716	30,935,464
Distributions to shareholders from: Net investment income: Class A	(1,032,675)	(1,472,394)
Class B	(61,639)	(218,092)
Class C	(42,884)	(65,459)
Class I	(93,438)	(226,318)
Class R	(866)	-
Fund share transactions: Proceeds from shares sold	112,359,231	96,136,485
Reinvestment of distributions	1,071,710	1,831,781
Cost of shares redeemed	(44,033,761)	(86,833,658)
Net increase (decrease) in net assets from Fund share transactions	69,397,180	11,134,608
Increase (decrease) in net assets	84,894,394	40,087,809
Net assets at beginning of period	236,662,617	196,574,808
Net assets at end of period (including undistributed net investment income of $816,707 and $592,733, respectively)	$ 321,557,011	$ 236,662,617

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A
Years Ended November 30,	2004[a]	2003	2002	2001	2000	1999
Selected Per Share Data
Net asset value, beginning of period	$ 19.93	$ 17.09	$ 19.05	$ 17.51	$ 19.75	$ 22.90
Income (loss) from investment operations:
Net investment income (loss)[b]	.13	.25	.23	.19	.30	.34
Net realized and unrealized gain (loss) on investment transactions	1.28	2.81	(1.98)	1.57	(.39)	(1.40)
Total from investment operations	1.41	3.06	(1.75)	1.76	(.09)	(1.06)
Less distributions from: Net investment income	(.12)	(.22)	(.21)	(.22)	(.35)	(.31)
Net realized gains on investment transactions	-	-	-	-	(1.80)	(1.78)
Total distributions	(.12)	(.22)	(.21)	(.22)	(2.15)	(2.09)
Net asset value, end of period	$ 21.22	$ 19.93	$ 17.09	$ 19.05	$ 17.51	$ 19.75
Total Return (%)[c]	7.07e**	18.16[e]	(9.25)	10.06	.54	(5.06)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	226	152	127	130	113	173
Ratio of expenses before expense reductions (%)	1.26*	1.30	1.30	1.46	1.53[d]	1.41
Ratio of expenses after expense reductions (%)	1.21*	1.29	1.30	1.46	1.52[d]	1.40
Ratio of net investment income (loss) (%)	1.20*	1.41	1.26	1.04	1.85	1.53
Portfolio turnover rate (%)	53*	69	83	76	46	88
[a] For the six months ended May 31, 2004 (Unaudited).
[b] Based on average shares outstanding during the period.
[c] Total return does not reflect the effect of any sales charge.
[d] The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reductions were 1.50% and 1.49%, respectively.
[e] Total return would have been lower had certain expenses not been reduced.
* Annualized
** Not annualized

Class B
Years Ended November 30,	2004[a]	2003	2002	2001	2000	1999
Selected Per Share Data
Net asset value, beginning of period	$ 19.91	$ 17.07	$ 19.03	$ 17.47	$ 19.68	$ 22.82
Income (loss) from investment operations:
Net investment income (loss)[b]	.05	.11	.08	.04	.14	.14
Net realized and unrealized gain (loss) on investment transactions	1.28	2.81	(1.98)	1.57	(.36)	(1.38)
Total from investment operations	1.33	2.92	(1.90)	1.61	(.22)	(1.24)
Less distributions from: Net investment income	(.03)	(.08)	(.06)	(.05)	(.19)	(.12)
Net realized gains on investment transactions	-	-	-	-	(1.80)	(1.78)
Total distributions	(.03)	(.08)	(.06)	(.05)	(1.99)	(1.90)
Net asset value, end of period	$ 21.21	$ 19.91	$ 17.07	$ 19.03	$ 17.47	$ 19.68
Total Return (%)[c]	6.66e**	17.20[e]	(10.01)	9.21	(.29)	(5.90)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	52	50	49	67	68	109
Ratio of expenses before expense reductions (%)	2.20*	2.16	2.12	2.27	2.53[d]	2.29
Ratio of expenses after expense reductions (%)	1.96*	2.11	2.12	2.27	2.53[d]	2.29
Ratio of net investment income (loss) (%)	.45*	.59	.44	.23	.84	.64
Portfolio turnover rate (%)	53*	69	83	76	46	88
[a] For the six months ended May 31, 2004 (Unaudited).
[b] Based on average shares outstanding during the period.
[c] Total return does not reflect the effect of any sales charge.
[d] The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reductions were 2.47% and 2.47%, respectively.
[e] Total return would have been lower had certain expenses not been reduced.
* Annualized
** Not annualized

Class C
Years Ended November 30,	2004[a]	2003	2002	2001	2000	1999
Selected Per Share Data
Net asset value, beginning of period	$ 19.91	$ 17.07	$ 19.02	$ 17.48	$ 19.68	$ 22.82
Income (loss) from investment operations:
Net investment income (loss)[b]	.05	.11	.09	.03	.15	.12
Net realized and unrealized gain (loss) on investment transactions	1.27	2.82	(1.98)	1.57	(.36)	(1.39)
Total from investment operations	1.32	2.93	(1.89)	1.60	(.21)	(1.27)
Less distributions from: Net investment income	(.03)	(.09)	(.06)	(.06)	(.19)	(.09)
Net realized gains on investment transactions	-	-	-	-	(1.80)	(1.78)
Total distributions	(.03)	(.09)	(.06)	(.06)	(1.99)	(1.87)
Net asset value, end of period	$ 21.20	$ 19.91	$ 17.07	$ 19.02	$ 17.48	$ 19.68
Total Return (%)[c]	6.64e**	17.23[e]	(9.94)	9.10	(.18)	(6.01)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	34	21	12	14	12	18
Ratio of expenses before expense reductions (%)	2.01*	2.09	2.09	2.32	2.48[d]	2.36
Ratio of expenses after expense reductions (%)	1.96*	2.07	2.09	2.32	2.47[d]	2.35
Ratio of net investment income (loss) (%)	.45*	.63	.47	.18	.91	.58
Portfolio turnover rate (%)	53*	69	83	76	46	88
[a] For the six months ended May 31, 2004 (Unaudited).
[b] Based on average shares outstanding during the period.
[c] Total return does not reflect the effect of any sales charge.
[d] The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reductions were 2.42% and 2.42%, respectively.
[e] Total return would have been lower had certain expenses not been reduced.
* Annualized
** Not annualized

Class I
Years Ended November 30,	2004[a]	2003	2002	2001	2000[b]
Selected Per Share Data
Net asset value, beginning of period	$ 19.98	$ 17.13	$ 19.10	$ 17.56	$ 17.34
Income (loss) from investment operations: Net investment income (loss)[c]	.16	.32	.31	.30	.48
Net realized and unrealized gain (loss) on investment transactions	1.27	2.83	(1.99)	1.56	(.05)
Total from investment operations	1.43	3.15	(1.68)	1.86	.43
Less distributions from: Net investment income	(.16)	(.30)	(.29)	(.32)	(.21)
Net realized gains on investment transactions	-	-	-	-	-
Total distributions	(.16)	(.30)	-	-	-
Net asset value, end of period	$ 21.25	$ 19.98	$ 17.13	$ 19.10	$ 17.56
Total Return (%)	7.20**	18.73	(8.86)	10.66	2.63**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	8	13	8	2	1
Ratio of expenses (%)	.90*	.87	.85	.91	1.70*
Ratio of net investment income (loss) (%)	1.51*	1.83	1.71	1.59	6.19*
Portfolio turnover rate (%)	53*	69	83	76	46
[a] For the six months ended May 31, 2004 (Unaudited).
[b] For the period June 1, 2000 (commencement of operations of Class I shares) to November 30, 2000.
[c] Based on average shares outstanding during the period.
* Annualized
** Not annualized

Class R
Years Ended November 30,	2004[a]	2003[b]
Selected Per Share Data
Net asset value, beginning of period	$ 19.92	$ 18.82
Income (loss) from investment operations:
Net investment income (loss)[c]	.10	.03
Net realized and unrealized gain (loss) on investment transactions	1.27	1.07
Total from investment operations	1.37	1.10
Less distributions from: Net investment income	(.06)	-
Net realized gains on investment transactions	-	-
Total distributions	(.06)	-
Net asset value, end of period	$ 21.23	$ 19.92
Total Return (%)	6.95**	5.84**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	.47	.01
Ratio of expenses before (%)	1.52*	1.72*
Ratio of net investment income (loss) (%)	0.89*	0.99*
Portfolio turnover rate (%)	53*	69
[a] For the six months ended May 31, 2004 (Unaudited).
[b] For the period from October 1, 2003 (commencement of sales of Class R shares) to November 30, 2003.
[c] Based on average shares outstanding during the period.
* Annualized
** Not annualized

Notes to Financial Statements (Unaudited)

A. Significant Accounting Policies

Scudder Large Cap Value Fund, formerly known as Scudder Contrarian Fund, (the ``Fund'') is a diversified series of Scudder Value Series, Inc. (the ``Corporation'') which is registered under the Investment Company Act of 1940, as amended (the ``1940 Act''), as an open-end management investment company organized as a Maryland Corporation.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered to investors without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Prior to March 1, 2004, Class C shares were offered with an initial sales charge. Class C shares do not convert into another class. Class I shares are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes. Class R shares are only available to participants in certain retirement plans and are offered to investors without an initial sales charge or contingent deferred sales charge.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution service fees, services to shareholders and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price or official closing price reported on the exchange (US or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Scudder Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Directors.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

At November 30, 2003, the Fund had a net tax basis capital loss carryforward of approximately $36,711,000 which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until November 30, 2008 ($19,249,000), November 30, 2010 ($9,845,000) and November 30, 2011 ($7,617,000), the respective expiration dates, whichever occurs first.

Distribution of Income and Gains. Distributions of net investment income, if any, are made quarterly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The tax character of current year distributions, if any, will be determined at the end of the current fiscal year.

Expenses. Expenses of the Corporation arising in connection with a specific fund are allocated to that fund. Other Corporation expenses which cannot be directly attributed to a fund are apportioned among the funds in the Corporation.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Realized gains and losses from investment transactions are recorded on an identified cost basis.

B. Purchases and Sales of Securities

During the six months ended May 31, 2004, purchases and sales of investment securities (excluding short-term investments) aggregated $145,126,765 and $69,993,638, respectively.

C. Related Parties

Management Agreement. Under the Management Agreement with Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"), the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Advisor provides certain administrative services in accordance with the Management Agreement. The management fee payable under the Management Agreement is equal to an annual rate of 0.75% of the first $250,000,000 of the Fund's average daily net assets, 0.72% of the next $750,000,000 of such net assets, 0.70% of the next $1,500,000,000 of such net assets, 0.68% of the next $2,500,000,000 of such net assets, 0.65% of the next $2,500,000,000 of such net assets, 0.64% of the next $2,500,000,000 of such net assets, 0.63% of the next $2,500,000,000 of such net assets and 0.62% of such net assets in excess of $12,500,000,000, computed and accrued daily and payable monthly. Accordingly, for the six months ended May 31, 2004, the fee pursuant to the Management Agreement was equivalent to an annual effective rate of 0.75% of the Fund's average daily net assets. Deutsche Asset Management Investment Services Limited, an affiliate of the Advisor, serves as subadvisor with respect to the investment and reinvestment of assets in the Fund.

Effective October 1, 2003 through September 30, 2005, the Advisor has agreed to contractually waive all or a portion of its management fee and reimburse or pay certain operating expenses of the Fund to the extent necessary to maintain the operating expenses of each class at 1.50%, 1.50%, 1.50%, and 1.00% of average daily net assets for Class A, B, C and I shares, respectively (excluding certain expenses such as Rule 12b-1 distribution and/or service fees, director, director counsel fees, extraordinary expenses, taxes, brokerage and interest). For Class R shares, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay operating expenses of the Fund to the extent necessary to maintain the Funds operating expenses at 1.99%, excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, and director and director counsel fees. This expense cap will remain in effect until September 30, 2005.

In addition to the contractual expense limitation described above, from October 1, 2003 through April 1, 2005, the Advisor, principal underwriter, and transfer agent have each contractually agreed to limit their respective fees or reimburse expenses to the extent necessary to maintain the Fund's total operating expenses at 1.21%, 1.96% and 1.96% of the average daily net assets for Class A, B and C shares, respectively (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest and transaction costs).

Service Provider Fees.

Scudder Investments Service Company ("SISC"), an affiliate of the Advisor, is the Fund's transfer, dividend-paying agent and shareholder service agent. Pursuant to a sub-transfer agency agreement between SISC and DST Systems, Inc. ("DST"), SISC has delegated certain transfer agent and dividend paying agent functions to DST. The costs and expenses of such delegation are borne by SISC, not by the Fund. For the six months ended May 31, 2004, the amounts charged to the Fund by SISC were as follows:

Services to Shareholders	Total Aggregated	Not Imposed	Unpaid at May 31, 2004
Class A	$ 197,902	$ 42,866	$ -
Class B	106,509	65,066	-
Class C	31,898	6,855	-
Class I	6,143	-	2,351
Class R	348	-	324
	$ 342,800	$ 114,787	$ 2,675

Distribution Service Agreement. Under the Distribution Service Agreement, in accordance with Rule 12b-1 under the 1940 Act, Scudder Distributors, Inc. ("SDI"), a subsidiary of the Advisor, receives a fee ("Distribution Fee") of 0.25% of the average daily net assets of Class R shares and 0.75% of average daily net assets of Class B and C shares. Pursuant to the agreement, SDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the six months ended May 31, 2004, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at May 31, 2004
Class B	$ 198,018	$ 32,857
Class C	112,462	21,290
Class R	427	225
	$ 310,907	$ 54,372

In addition, SDI provides information and administrative services ("Service Fee") to Class A, B, C and R shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. SDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the six months ended May 31, 2004, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at May 31, 2004	Annualized Effective Rate
Class A	$ 246,746	$ 68,144.25%
Class B	66,323	12,876.25%
Class C	36,138	7,209.24%
Class R	427	95.25%
	$ 349,634	$ 88,324

Underwriting Agreement and Contingent Deferred Sales Charge. SDI is the principal underwriter for the Fund. Underwriting commissions paid by shareholders in connection with the distribution of Class A and C shares for the six months ended May 31, 2004 aggregated $69,464 and $37, respectively.

In addition, SDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the six months ended May 31, 2004 the CDSC for Class B and C shares aggregated $11,274 and $1,245, respectively.

Directors' Fees and Expenses. The Fund pays each Director not affiliated with the Advisor retainer fees plus specified amounts for attended board and committee meetings.

Scudder Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Scudder Cash Management QP Trust (the ``QP Trust'') and other affiliated funds managed by the Advisor. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Advisor a management fee for the affiliated funds' investments in the QP Trust.

D. Expense Off-Set Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the Fund's custodian expenses. During the six months ended May 31, 2004, the custodian fee was reduced by $13 for custodian credits earned.

E. Line of Credit

The Fund and several other affiliated funds (the ``Participants'') share in a $1.25 billion revolving credit facility administered by J.P. Morgan Chase Bank for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, pro rata based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

F. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Six Months Ended May 31, 2004		Year Ended November 30, 2003
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	3,939,974	$ 83,358,851	3,318,796	$ 59,960,757
Class B	575,489	12,136,470	885,690	15,436,983
Class C	739,270	15,634,287	586,653	10,738,455
Class I	30,671	622,571	631,156	9,990,290
Class R	28,473	607,052	531*	10,000*
		$ 112,359,231		$ 96,136,485
Shares issued to shareholders in reinvestment of dividends
Class A	43,186	$ 885,438	79,204	$ 1,346,701
Class B	2,793	57,368	12,289	203,867
Class C	1,725	35,432	3,273	54,896
Class I	4,518	92,606	13,272	226,317
Class R	42	866	-	-
		$ 1,071,710		$ 1,831,781
Shares redeemed
Class A	(942,718)	$ (19,903,970)	(3,181,206)	$ (52,910,413)
Class B	(621,212)	(13,077,194)	(1,286,175)	(22,092,454)
Class C	(206,204)	(4,338,598)	(238,864)	(4,190,641)
Class I	(307,948)	(6,565,768)	(456,902)	(7,640,150)
Class R	(6,992)	(148,231)	-	-
		$ (44,033,761)		$ (86,833,658)
Net increase (decrease)
Class A	3,040,442	$ 64,340,319	216,794	$ 8,397,045
Class B	(42,930)	(883,356)	(388,196)	(6,451,604)
Class C	534,791	11,331,121	351,062	6,602,710
Class I	(272,759)	(5,850,591)	187,526	2,576,457
Class R	21,523	459,687	531*	10,000*
		$ 69,397,180		$ 11,134,608

* For the period October 1, 2003 (commencement of operations of Class R shares) to November 30, 2003.

G. Regulatory Matters and Litigation

Since at least July 2003, federal, state and industry regulators have been conducting ongoing inquiries and investigations ("inquiries") into the mutual fund industry, and have requested information from numerous mutual fund companies, including Scudder Investments. We are unable to determine what the outcome of these inquiries will be or what the effect, if any, would be on the funds or their advisors. Publicity about mutual fund practices arising from these industry-wide inquiries serves as the general basis of a number of private lawsuits against the Scudder funds. These lawsuits, which previously have been reported in the press, involve purported class action and derivative lawsuits, making various allegations and naming as defendants various persons, including certain Scudder funds, Deutsche Asset Management ("DeAM") and its affiliates, certain individuals, including in some cases Fund Trustees/Directors, and other parties. DeAM has undertaken to bear all liabilities and expenses incurred by the Scudder funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making allegations similar to these lawsuits regarding fund valuation, market timing, revenue sharing or other subjects of the pending inquiries. Based on currently available information, DeAM believes the likelihood that the pending lawsuits will have a material adverse financial impact on a Scudder fund is remote and such actions are not likely to materially affect its ability to perform under its investment management agreements with the Scudder funds.

Account Management Resources

For shareholders of Classes A, B and C

Automated Information Lines

ScudderACCESS (800) 972-3060

Personalized account information, information on other Scudder funds and services via touchtone telephone and for Classes A, B, and C only, the ability to exchange or redeem shares.

Web Site

scudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about Scudder funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 621-1048 To speak with a Scudder service representative.
Written Correspondence	Scudder Investments PO Box 219356 Kansas City, MO 64121-9356
Proxy Voting	A description of the fund's policies and procedures for voting proxies for portfolio securities can be found on our Web site - scudder.com (type "proxy voting" in the search field) - or on the SEC's Web site - www.sec.gov. To obtain a written copy without charge, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148

	Class A	Class B	Class C
Nasdaq Symbol	KDCAX	KDCBX	KDCCX
CUSIP Number	81123U-105	81123U-402	81123U-501
Fund Number	086	286	386

For shareholders of Class R

Automated Information Lines	Scudder Flex Plan Access (800) 532-8411 24-hour access to your retirement plan account.
Web Site

scudder.com

Click "Retirement Plans" to reallocate assets, process transactions and review your funds through our secure online account access.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about Scudder funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 543-5776 To speak with a Scudder service representative.
Written Correspondence	Scudder Retirement Services 222 South Riverside Plaza Chicago, IL 60606-5806
Proxy Voting	A description of the fund's policies and procedures for voting proxies for portfolio securities can be found on our Web site - scudder.com (type "proxy voting" in the search field) - or on the SEC's Web site - www.sec.gov. To obtain a written copy without charge, call us toll free at (800) 543-5776.

Principal Underwriter	If you have questions, comments or complaints, contact: Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
Nasdaq Symbol	KDCRX
CUSIP Number	811123U-816
Fund Number	1505

Privacy Statement

This privacy statement is issued by Deutsche Investment Management Americas Inc., Deutsche Asset Management, Inc., Scudder Distributors, Inc., Scudder Investor Services, Inc., Scudder Trust Company and the Scudder Funds.

We never sell customer lists or individual client information. We consider privacy fundamental to our client relationships and adhere to the policies and practices described below to protect current and former clients' information. Internal policies are in place to protect confidentiality, while allowing client needs to be served. Only individuals who need to do so in carrying out their job responsibilities may access client information. We maintain physical, electronic and procedural safeguards that comply with federal standards to protect confidentiality. These safeguards extend to all forms of interaction with us, including the Internet.

In the normal course of business, clients give us nonpublic personal information on applications and other forms, on our websites, and through transactions with us or our affiliates. Examples of the nonpublic personal information collected are name, address, Social Security number and transaction and balance information. To be able to serve our clients, certain of this client information is shared with affiliated and nonaffiliated third party service providers such as transfer agents, custodians, and broker-dealers to assist us in processing transactions and servicing your account with us. In addition, we may disclose all of the information we collect to companies that perform marketing services on our behalf or to other financial institutions with which we have joint marketing agreements. The organizations described above that receive client information may only use it for the purpose designated by the Scudder Companies listed above.

We may also disclose nonpublic personal information about you to other parties as required or permitted by law. For example, we are required or we may provide information to government entities or regulatory bodies in response to requests for information or subpoenas, to private litigants in certain circumstances, to law enforcement authorities, or any time we believe it necessary to protect the firm.

Questions on this policy may be sent to:

Scudder Investments
Attention: Correspondence - Chicago
P.O. Box 219415
Kansas City, MO 64121-9415

August 2003

Notes

Notes

Notes

ITEM 2.         CODE OF ETHICS.

                        Not applicable.

ITEM 3.         AUDIT COMMITTEE FINANCIAL EXPERT.

                        Not applicable.

ITEM 4.         PRINCIPAL ACCOUNTANT FEES AND SERVICES.

                        Not applicable.

ITEM 5.         [RESERVED]

ITEM 6.         [RESERVED]

ITEM 7.         DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
                CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

                        Not applicable.

ITEM 8.         [RESERVED]

ITEM 9.         SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Procedures and Guidelines. Shareholders
may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to the Fund's Secretary for the attention of the
Chairman of the Nominating and Governance Committee, Two International Place,
Boston, MA 02110. Suggestions for candidates must include a resume of the candidate.

ITEM 10. CONTROLS AND PROCEDURES.

(a) The Chief Executive and Financial Officers concluded that the Registrant's
Disclosure Controls and Procedures are effective based on the evaluation of the
Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

During the filing period of the report, fund management identified a significant deficiency relating to the overall fund expense payment and accrual process.
This matter relates primarily to a bill payment processing issue. There was no material impact to shareholders, fund net asset value, fund performance or the accuracy of any fund's financial statements. Fund management discussed this matter with the Registrant's Audit Committee and auditors, instituted additional procedures to enhance its internal controls and will continue to develop additional controls and redesign work flow to strengthen the overall control environment associated with the processing and recording of fund expenses.

(b) There have been no changes in the registrant's internal control over financial reporting that occurred during the registrant's last half-year (the registrant's second fiscal half-year in the case of the annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal controls over financial reporting.

ITEM 11.        EXHIBITS.

(a)(1)   Certification  pursuant to Rule 30a-2(a) under the  Investment  Company
         Act of 1940 (17 CFR  270.30a-2(a))  is filed  and  attached  hereto  as
         Exhibit 99.CERT.

(b)      Certification  pursuant to Rule 30a-2(b) under the  Investment  Company
         Act of 1940 (17 CFR  270.30a-2(b))  is furnished and attached hereto as
         Exhibit 99.906CERT.

Form N-CSR Item F

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:                         Scudder Large Cap Value Fund

By:                                 /s/Julian Sluyters
                                    ---------------------------------
                                    Julian Sluyters
                                    Chief Executive Officer

Date:                               July 29, 2004
                                    ---------------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:                         Scudder Large Cap Value Fund

By:                                 /s/Julian Sluyters
                                    ---------------------------------
                                    Julian Sluyters
                                    Chief Executive Officer

Date:                               July 29, 2004
                                    ---------------------------------

By:                                 /s/Charles A. Rizzo
                                    ---------------------------------
                                    Charles A. Rizzo
                                    Chief Financial Officer

Date:                               July 29, 2004
                                    ---------------------------------